Note 10 - Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about intangible assets [abstract]
Goodwill and Intangible Assets

Note 10. Goodwill and Intangible Assets

Accounting Policies

Intangible assets are measured on initial recognition at cost. Government grants that relate to the development of technology are deducted in arriving at the carrying amount of the asset when there is reasonable assurance that the grant will be received, and all attached conditions will be complied with. Following initial recognition, intangible assets are carried at cost less accumulated amortization and impairment losses.

Intangible assets with finite useful lives are amortized on a straight-line basis over their useful lives and tested for impairment whenever events or changes in circumstances indicate that their carrying amount might not be recoverable. The amortization period and the amortization method are reviewed at each financial year-end.

Goodwill is initially recognized as the excess of the aggregate of the consideration transferred when acquiring a business over the net identifiable assets acquired and liabilities assumed. After initial recognition, goodwill is measured at cost less any accumulated impairment losses. Goodwill and other intangible assets that have indefinite useful lives are not subject to amortization and are tested for impairment at each year-end, or more frequently if events or changes in circumstances indicate that they might be impaired. In the impairment test, goodwill is allocated to the cash-generating unit or group of cash-generating units that are expected to benefit from the business combination in which the goodwill arose. The cash-generating unit or group of cash-generating units are identified at the lowest level at which goodwill is monitored for internal management purposes.

When there is an impairment indicator or when an annual impairment test is required, the asset’s recoverable amount is estimated. The recoverable amount is the higher of an asset’s fair value less costs of disposal and value in use. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash inflows which are largely independent of the cash inflows from other assets or groups of assets (“cash-generating units”). Value in use is calculated as the present value of estimated future cash flows, which are discounted to their present value using a discount rate that reflects current market assessments of the time value of money and the risks specific to the asset or cash-generating unit. The most recent detailed calculation of the recoverable amount made in a preceding period may be used in the impairment test in the current period provided all of the following criteria are met:

• the assets and liabilities making up the cash-generating unit have not changed significantly since the most recent recoverable amount calculation;

• the most recent recoverable amount calculation resulted in an amount that exceeded the carrying amount of the unit by a substantial margin; and

• based on an analysis of events that have occurred and circumstances that have changed since the most recent recoverable amount calculation, the likelihood that a current recoverable amount determination would be less than the current carrying amount of the unit is remote.

Intangible assets other than goodwill that have suffered an impairment are reviewed for possible reversal of the impairment at the end of each reporting period.

Opera has purchased, or received as payment, crypto assets such as CELO and certain stablecoins. Holdings of crypto assets are classified based on their terms and conditions and the purpose for holding them. An inherent characteristic of all crypto assets held by Opera is that they are digital representations and, hence, intangible by nature. Crypto assets that are short-term, highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value, are presented as cash equivalents when they are held for the purpose of meeting short-term cash commitments rather than for investment or other purposes. Holdings of USD Coin (“USDC”) and Tether (“USDT”), both stablecoins, are presented as cash equivalents, whereas other crypto assets are classified as intangible assets. Cash flows from the purchase and sale of crypto assets are classified as cash flows from operating activities.

Reconciliation of the Carrying Amounts of Goodwill and Intangible Assets

	Goodwill	Trademark	Customer relationships	Technology	Other intangible assets (1)	Total
Net book value as of January 1, 2023	$429,445	$70,600	$22,790	$6,528	$66	$529,428
Additions, net of government grants	—	—	—	4,281	524	4,805
Transfers	—	—	—	—	1,488	1,488
Amortization	—	—	(2,580)	(3,908)	(17)	(6,505)
Impairment	—	—	—	(681)	—	(681)
Effect of movements in exchange rates	411	—	—	(18)	(2)	391
Net book value as of December 31, 2023	429,856	70,600	20,210	6,200	2,059	528,926
Additions, net of government grants	—	—	—	7,263	4,749	12,013
Reclassification	—	—	—	—	(801)	(801)
Amortization	—	—	(2,580)	(4,079)	(2)	(6,662)
Disposals	—	—	—	—	(2,888)	(2,888)
Impairment	—	—	—	(113)	—	(113)
Effect of movements in exchange rates	(114)	—	—	(22)	(14)	(151)
Net book value as of December 31, 2024	$429,742	$70,600	$17,630	$9,249	$3,103	$530,325

As of December 31, 2023:
Cost	$432,937	$70,600	$40,732	$40,852	$6,041	$591,162
Accumulated amortization and impairment	$(3,081)	$—	$(20,522)	$(34,652)	$(3,982)	$(62,237)
As of December 31, 2024:
Cost	$432,823	$70,600	$40,732	$48,104	$6,970	$599,231
Accumulated amortization and impairment	$(3,081)	$—	$(23,102)	$(38,854)	$(3,867)	$(68,905)

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(1)
Other intangible assets include holdings of Celo Dollar (“cUSD”), CELO (see below) and other crypto assets with a total carrying amount of $2.0 million and $3.1 million as of December 31, 2023 and 2024, respectively. These assets have indefinite useful lives and are included in “Other current assets” in the Statement of Financial Position as of December 31, 2024, as Opera expects to realize them within twelve months after the reporting period. See Note 15 for information on crypto assets accounted for as financial assets and presented as cash equivalents.

As part of a strategic partnership agreement entered into with AP Grant Foundation Company, an entity promoting the Celo blockchain, Opera has committed to purchasing CELO assets for $0.25 million per quarter until the first quarter of 2029 with a contractual lockup requiring Opera to hold the CELO assets for one year from the date of purchase.

Opera has received grants from the Norwegian government for the research and development of new technologies. Such grants totaled $0.3 million in 2023 and $0.4 million in 2024. The grants were recognized as reductions to the cost of the related technology assets.

Amortization

For intangible assets with finite useful lives, amortization is calculated on a straight-line basis over the following periods:

• Customer relationships: Up to 15 years.

• Technology: Up to 5 years.

• Other intangible assets: Up to 5 years.

Impairment Test for Crypto Assets

Crypto assets classified as intangible assets have indefinite useful lives and are consequently tested for impairment at least annually, or more frequently if events or changes in circumstances indicate that they might be impaired. Their recoverable amounts were estimated as fair values less costs of disposal. Unadjusted quoted prices on crypto exchanges that are the principal markets for the crypto assets, which are level 1 inputs within the fair value hierarchy, were determined to represent fair values, while costs of disposal were estimated based on transaction fees observed on the crypto exchanges. The impairment tests demonstrated that the recoverable amounts exceeded the carrying amounts in all of the periods presented in these consolidated financial statements.

Impairment Losses on Technology and Other Intangible Assets

In 2022, Opera recognized an impairment charge of $2.2 million on a non-strategic technology asset that subsequently was sold to Kunlun. The fair value of the consideration for the asset was the same as the asset’s carrying amount subsequent to the impairment charge.

At year-end 2022, Opera determined that the carrying amount of a license related to the former European fintech initiative was not recoverable, which led to the recognition of an impairment loss of $1.0 million.

In 2023, Opera recognized an impairment charge of $0.7 million on a non-strategic technology asset, and in 2024, Opera recognized an impairment charge of $0.1 million on another non-strategic technology asset.

Impairment Test for Goodwill and Trademark

Of the goodwill recognized as of December 31, 2024, $421.6 million was attributable to the acquisitions of Opera Norway AS and its subsidiaries in 2016 and $8.1 million to the acquisition of YoYo Games Ltd. in 2021. As part of the acquisition of Opera Norway AS and its subsidiaries, the Opera brand was recognized as a trademark with an estimated fair value at the time of $70.6 million.

Opera is organized into business units based on its main categories of products and services, and each such business unit represents a cash-generating unit. Goodwill is monitored at the Opera group level for internal management purposes, while the trademark is a corporate asset that contributes to the future cash flows of all business units. Consequently, in the annual impairment test for goodwill and the trademark, the assets were allocated to the group of cash-generating units that comprise Opera as a whole.

In the annual impairment test for goodwill and the trademark performed at the end of 2024, the recoverable amount calculated at the end of 2023 was used as the criteria outlined in the accounting policies section above for use of the most recent calculation made in a preceding period in the impairment test in the current period were met.

The recoverable amount was measured as the value in use by estimating the present value of the future cash flows from the cash-generating units. The projected cash flows were based on the most up-to-date forecast that had been approved by management and did not include cash flows arising from future enhancements of assets that have not been committed to and have not substantively commenced. The management-approved forecast at the time was for 2024 only as management does not approve forecasts longer than one year into the future. Because the length of the projection period for the forecasts used in the impairment test is into perpetuity, management identified a “steady state” set of assumptions for the cash flows based on an approach where, in addition to the forecast for 2024, cash flows in 2025 and 2026 were estimated and then the estimated cash flows in 2026 were used as the basis for the terminal value. This two-stage approach was aimed to take cash flows to a level at which they can be regarded as reflecting maintainable earnings and to the period in a mid-point of the cycle – i.e., not at peak or trough of the cycle. Beyond 2026, the cash flows were extrapolated using a constant nominal growth rate.

The value-in-use calculation demonstrated that the recoverable amount exceeded by a substantial margin the carrying amount of the cash-generating units, both at the end of 2023 and the end of 2024. The sections below outline the key assumptions in the value-in-use calculation, including their sensitivities.

Cash Flows in Projected Period

Cash inflows were expected to grow at an annualized rate of 15.3% over the projected period, before reaching a long-term stable level. Cash inflows were forecasted for each product and country with sufficient and reliable data on which to base projections. Forecasted cash outflows were partly based on actual costs in 2023 and a bottom-up assessment for the relevant business unit. Operating expenditures are expected to grow in U.S. dollar terms but decline relative to revenue due to economies of scale. As a result, the EBITDA margin in the projected period was expected to increase at an average rate of 0.9 percentage points per year.

Long-term Growth

Long-term GDP growth rates in the relevant regions were estimated as the basis for the long-term growth rate in the terminal value. Both the labor force and productivity were assumed to be stable, which resulted in zero real GDP growth. The International Monetary Fund's inflation estimates for 2028, broken down across regions, were used as the basis for estimating long-term inflation. As a result, the long-term nominal growth rate was estimated to be 2.8%.

Discount Rate

The estimated weighted average cost of capital (“WACC”) was used to discount the projected cash flows, as converted to U.S. dollars. The post-tax WACC was calculated to be 14.0%, whereas the derived pre-tax WACC was calculated to be 16.1%. The post-tax WACC was estimated based on the following inputs: Risk-free rate: 3.9%, market risk premium: 4.6%, equity beta: 0.9, country risk premium: 3.3%, size premium: 2.6%, and equity-to-asset ratio: 100%.

Sensitivity Analysis

Listed below are the changes to the key assumptions that individually would result in an impairment loss as of year-end 2024:

• Decrease of the annualized growth rate for cash inflows in the projected period by more than 18.6 percentage points.

• Decrease of the EBITDA margin in the projected period by more than 2.3 percentage points each year.

• Decrease of the long-term growth rate by more than 11.3 percentage points.

• Increase of the discount rate by more than 7.5 percentage points.